Effective immediately, the following section is added below "Portfolio Manager(s)" in the "Summary of Key Information" section:

Purchase and Sale of Fund Shares
On August 9, 2012, shareholders approved the reorganization of the fund into MFS Mid Cap Growth Series. Accordingly, effective after the close of business on August 15, 2012, shares of the fund are no longer available for sale and exchanges into the fund are no longer permitted. The reorganization is scheduled to occur on or about August 17, 2012.